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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2005


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC.
                   -------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Delaware                        333-113636                 20-0842986
   (STATE OR OTHER                  (COMMISSION FILE          (I.R.S. EMPLOYER
-----------------------            ------------------      ---------------------
   JURISDICTION OF                        NUMBER)            IDENTIFICATION NO.)
    INCORPORATION)


     383 Madison Avenue
     New York, New York                                             10l79
---------------------------                                   -----------------
   (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
     EXECUTIVE OFFICES)


     Registrant's telephone number, including area code, is (212) 272-2000

Item 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

         1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                      BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                      By:  /s/ Baron Silverstein
                                          -------------------------------------
                                      Name:    Baron Silverstein
                                      Title:   Vice President

Dated:  May 31, 2005

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-113636, as noted below:


                 Item 601(a) of
                 Regulation S-K        Sequentially Numbered
Exhibit Number     Exhibit No.         Description                        Page
--------------   -----------------     ------------------------------     ----
      1                  5.1           Opinion of Greenberg Traurig,        4
                                       LLP with respect to legality

                         8.1           Opinion of Greenberg Traurig,        4
                                       LLP with respect to federal
                                       income tax matters (contained
                                       in Exhibit 5.1)

                         23.1          Consent of Greenberg Traurig, LLP    4
                                       (contained in Exhibit 5.1)